[DECHERT LLP LETTERHEAD]

October 18, 2016

Via Electronic Transmission

U.S. Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549

Re:       Forethought Variable Insurance Trust

File Nos. 333-189870 and 811-22865

Dear Sir or Madam:

Transmitted herewith on behalf of Forethought Variable Insurance Trust (the “Trust”) for filing pursuant to Rule 497(e) under the Securities Act of 1933 are exhibits containing interactive data format risk/return summary information relating to eight series of the Trust: Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio. The interactive data relates to a supplement filed with the Securities and Exchange Commission (“SEC”) on behalf of the Trust pursuant to Rule 497(e) on September 30, 2016.

The Prospectus and Statement of Additional Information relating to the series were filed April 29, 2016 with the SEC via electronic transmission as part of Post-Effective Amendment No. 21 to the Trust’s Registration Statement on Form N-1A.

No fees are required in connection with this filing. Please call me at (617) 728-7116 or John V. O’Hanlon at (617) 728-7111 if you have any questions.

Very truly yours,

/s/ Kaitlin McGrath

Kaitlin McGrath

cc:        Sarah Patterson

Elizabeth Constant

Jill R. Damon

John V. O’Hanlon

22753256.3